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                                                                    EXHIBIT 99.2

                          WESTERN RESERVE BANCORP, INC.
                                   FORM 10-KSB
                          YEAR ENDED DECEMBER 31, 2002

                       CERTIFICATION OF FINANCIAL RESULTS

I, Cynthia A. Mahl, the Senior Vice President and Chief Financial Officer of Western Reserve Bancorp, Inc., hereby certify the following:

      - This Form 10-KSB fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

      - The information contained in the report fairly presents, in all material respects, the financial position and results of operations of Western Reserve Bancorp, Inc. as of and for the periods presented.


                                   /s/ Cynthia A. Mahl
                                   Cynthia A. Mahl
                                   Senior Vice President/Chief Financial Officer March 28, 2003


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